DocuSign Envelope ID: FC4E4DFB-5639-4570-BEEB-E4F26D2B1898

Exhibit 10.54

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(A Delaware Limited Partnership)

Series A Preferred Units of Limited Partnership Interest

SUBSCRIPTION AGREEMENT FOR

ADDITIONAL SUBSCRIPTIONS BY EXISTING SERIES A PREFERRED UNITHOLDERS

Subscription Date:October 2, 2017______________

Cash Subscription Amount: $10,000,000

To:	America First Multifamily Investors, L.P.

c/o Burlington Capital, LLC

1004 Farnam Street, Suite 400

Omaha, Nebraska 68102

Attention: Craig S. Allen, Chief Financial Officer

In consideration of the premises set forth herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.The undersigned subscriber (the "Subscriber"), an existing holder of Series A Preferred Units of Limited Partnership Interests (the "Series A Preferred Units") of AMERICA FIRST MULTIFAMILY INVESTORS, L.P., a Delaware limited partnership (the "Partnership"), does hereby subscribe for and agrees to purchase additional Series A Preferred Units of the Partnership in the amount set forth above, such subscription to be effective as of the Subscription Date set forth above.

2.The Subscriber agrees and acknowledges that in connection with the Subscriber's original investment in the Partnership, the Subscriber tendered subscription documents consisting of a Subscription Agreement, Confidential Subscriber Questionnaire, and Counterpart Signature Page to Partnership's Amended and Restated Agreement of Limited Partnership, as amended (collectively, the "Subscription Documents").

3.(a)The Subscriber reaffirms all of the representations, warranties, covenants, and agreements on the part of the Subscriber which were set forth in the Subscription Documents (which are incorporated herein by reference), except for the subscription amount and subscription date, with the same force and effect as if set forth in full herein on the date hereof. The Subscriber also confirms to Burlington Capital, LLC, as the general partner of America First Capital Associates Limited Partnership Two, the general partner of the Partnership (the "General Partner"), and the Partnership that, except as otherwise set forth in Section 3(b) below, all of the information contained in the Confidential Subscriber Questionnaire, which is part of the Subscription Documents, is true and correct as of the date hereof and that the effect of the execution of this instrument by the Subscriber is the same as the re-execution of all of the Subscription Documents on the date hereof.

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DocuSign Envelope ID: FC4E4DFB-5639-4570-BEEB-E4F26D2B1898

(b)Section III of the Subscriber's Confidential Subscriber Questionnaire is hereby amended and restated to read in its entirety as follows:

"Set forth below are the names of persons authorized by the Subscriber to give and receive instructions between the Partnership and the undersigned Subscriber. Such persons are the only persons so authorized until further notice to the Partnership.

General directions may be given by the following:

Doug Bowers	Terrin Enssle
President and Chief Executive Officer	SVP, Corporate Treasurer, Treasury
Banc of California, National Association	Banc of California, National Association
3 MacArthur Place	3 MacArthur Place
Santa Ana, CA 92707	Santa Ana, CA 92707
Tel: 949-236-5399	Tel: 949-385-8630
Email: dbowers@bancofcal.com	Email: Terrin.Enssle@bancofcal.com
Hugh Boyle	Angelee J. Harris
Chief Risk Officer	EVP, Division General Counsel
Banc of California, National Association	Banc of California, National Association
3 MacArthur Place	3 MacArthur Place
Santa Ana, CA 92707	Santa Ana, CA 92707
Tel: 949-236-5256	Tel: 949-381-2867
Email: hugh.boyle@bancofcal.com	Email: Angelee.Harris@bancofcal.com
John Grosvenor	Andrew Walsh
General Counsel	Head of Finance Strategic Projects
Banc of California, Inc.	Banc of California, National Association
3 MacArthur Place	3 MacArthur Place
Santa Ana, CA 92707	Santa Ana, CA 92707
Tel: 949-236-5251	Tel: 949-381-2867
Email: john.grosvenor@bancofcal.com	Email: Angelee.Harris@bancofcal.com

ATAX may take direction regarding CRA investment allocations from the following:

Gary Dunn

EVP, Community Development

Banc of California, National Association

3 MacArthur Place

Santa Ana, CA 92707

Tel: 949-236-5289

Email: Gary.Dunn@bancofcal.com

The Subscriber agrees to notify the Partnership and the General Partner immediately of any change in the information provided in this Confidential Purchaser Questionnaire prior to the execution of the Subscriber's subscription for Series A Preferred Units."

4.The Subscriber hereby agrees to submit a wire transfer for the credit of the Partnership in the amount of the Subscriber's additional subscription amount, as set forth above, and agrees that such wire, and this Subscription Agreement, are being delivered subject to the General Partner's acceptance of the additional subscription contained herein and subject further to the terms and conditions of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended, the Memorandum, as amended and /or supplemented from time to time, this Subscription Agreement for Additional Subscriptions by Existing Series A Preferred Unitholders, and the Subscription Documents.

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DocuSign Envelope ID: FC4E4DFB-5639-4570-BEEB-E4F26D2B1898

5.All capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Documents.

IN WITNESS WHEREOF, the parties have signed this Subscription Agreement for Additional Subscriptions by Existing Series A Preferred Unitholders as of the dates set forth opposite their names below.

Banc of California, National Association
Name of Subscriber (please print)

Banc of California, 3 MacArthur Place, Santa Ana, CA 92707
Name and Address of Financial Institution Wiring/Paying Subscription Monies

By:	/S/ Doug Bowers, President and CEO

Name, Signature and Title of Authorized Person of Subscriber*

9/1/2017

Date

*By signing above the Subscriber certifies that the Subscriber has read this Subscription Agreement and agrees to be bound by its terms.

SELECTION OF DESIGNATED TARGET REGION:

The Subscriber indicated above hereby selects the following as the Designated Target Region for the Subscriber's additional investment:

Complete One: (refer to specific investment allocation below)

The Subscriber also may specify the amount of the Subscriber's additional investment proceeds to be allocated to one or more of the following Specified CRA Assets:

County, State		Amount
Los Angeles, CA
Total

The Subscriber may also request an allocation of capital to specific investments already within the portfolio. Such requests to be allocated as according to the "CRA Credit Allocation Methodology" set forth in the Memorandum and subject to confirmation by the General Partner.

Property Name	Address	County	CRA Allocation
Seasons Lakewood Apartments	21309 Bloomfield Ave, Lakewood, CA 90715	Los Angeles
Seasons San Juan Capistrano Apartments	31641 Rancho Viejo Rd, San Juan Capistrano, CA 92675	Orange
Total

By signing this document, the Subscriber acknowledges reading and agrees to the provisions set forth in the section captioned "CRA Credit Allocation Methodology" of the Memorandum. The Subscriber acknowledges that the General Partner provides no guarantee that the Subscriber will receive CRA credit for its investment in the Series A Preferred Units.

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DocuSign Envelope ID: FC4E4DFB-5639-4570-BEEB-E4F26D2B1898

Accepted:

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.
By:	America First Capital Associates Limited Partnership Two, its General Partner
By:	Burlington Capital, LLC, its General Partner

By:	/S/ Lisa Y. Roskens	Date:	October 2, 2017

Title:	Chief Executive Officer

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